Exhibit 99.1
Unaudited Pro Forma Condensed Combined Financial Information
Canvas Energy Inc. and Subsidiaries (“Canvas”) Asset Acquisition
On November 24, 2025, Diversified Energy Company (the “Company” or “Diversified”) acquired Canvas (the “Canvas Transaction”). When evaluating the transaction, the Company determined that substantially all of the fair value of the gross assets acquired was concentrated in a single asset group; therefore, the transaction was accounted for as an asset acquisition. The Company funded the transaction through a combination of the issuance of 3,718,209 new shares of common stock to the unitholders of Canvas and paid cash consideration of approximately $399 million, inclusive of transaction costs of approximately $13 million. In conjunction with the close of the Canvas Transaction, the Company closed on a $400 million asset backed securitization (“ABS”) to partially fund the cash portion of the Transaction.
Maverick Natural Resources, LLC and Subsidiaries (“Maverick”) Business Combination
On March 14, 2025, the Company acquired Maverick in a stock-and-cash transaction (the “Maverick Transaction”), after which Maverick became a wholly-owned subsidiary of the Company. When evaluating the transaction, the Company determined the transaction did not have a significant concentration of assets and that it acquired an identifiable set of inputs, processes, and outputs. As a result, the Company concluded the transaction was a business combination. The Company funded the transaction through a combination of the issuance of 21,194,213 new shares of common stock to Maverick unitholders and paid cash consideration of approximately $211 million. Transaction costs incurred with the Maverick Transaction were approximately $21 million.
Unaudited Pro Forma Condensed Combined Financial Statements
The unaudited pro forma condensed combined statement of comprehensive income (loss) for the year ended December 31, 2025 was prepared as if the Canvas and Maverick transactions had occurred on January 1, 2025. The following unaudited pro forma condensed combined financial statements have been derived from the historical consolidated financial statements of the Company, Canvas and Maverick.
The unaudited pro forma condensed combined financial statements and underlying pro forma adjustments are based upon currently available information and include certain estimates and assumptions made by the Company’s management; accordingly, actual results could differ materially from the pro forma information. Management believes that the assumptions used to prepare the unaudited pro forma condensed combined financial statements and accompanying notes provide a reasonable and supportable basis for presenting the significant estimated effects of the transactions. The following unaudited pro forma condensed combined statements of comprehensive income (loss) do not purport to represent what the Company’s results of operations would have been if the Canvas and Maverick transactions had occurred on January 1, 2025. The unaudited pro forma condensed combined statements of comprehensive income (loss) should be read together with the following:
•the Company’s audited historical consolidated financial statements and accompanying notes included in its Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 26, 2026;
•Canvas’ unaudited historical consolidated financial statements and accompanying notes thereto filed as Exhibit 99.2 to the report on Form 8-K/A filed with the SEC on February 6, 2026.
The unaudited pro forma condensed combined financial statements have been prepared in accordance with accounting principles generally accepted in the United States and with Article 11 of SEC Regulation S-X using assumptions set forth in the notes herein. Article 11 permits presentation of reasonably estimable synergies and other transaction effects that have occurred or are reasonably expected to occur (“Management’s Adjustments”). The Company has elected not to present Management’s Adjustments and will only be presenting Transaction Accounting Adjustments in the unaudited pro forma condensed combined statement of comprehensive income (loss).

Exhibit 99.1
Diversified Energy Company Pro Forma Condensed Combined Statement of Comprehensive Income (Loss)
For the Year Ended December 31, 2025 (Unaudited)

(In thousands, except share and per unit data)	DEC Historical (Note 1)	Maverick As Adjusted (Note 2)	Canvas As Adjusted (Note 2)	Maverick Transaction Adjustments (Note 3) (a)		Canvas Transaction Adjustments (Note 4) (a)		Pro Forma Combined
Revenue
Natural gas	$830,247	$41,668	$62,722	$—		$—		$934,637
NGLs	207,868	18,724	54,628	—		—		281,220
Oil	500,706	93,665	155,313	—		—		749,684
Total commodity revenue	$1,538,821	$154,057	$272,663	$—		—		$1,965,541
Gain (loss) on derivatives	217,687	(11,544)	6,815	—		—		212,958
Midstream	40,492	—	—	—		—		40,492
Other	32,142	12,077	—	—		—		44,219
Total revenue	$1,829,142	$154,590	$279,478	$—		$—		$2,263,210
Operating expense
Lease operating expense	(457,593)	(77,620)	(41,626)	—		—		(576,839)
Production taxes	(86,709)	—	(14,225)	—		—		(100,934)
Midstream operating expense	(79,185)	—	—	—		—		(79,185)
Transportation expense	(115,267)	—	(25,926)	—		—		(141,193)
Accretion of asset retirement obligation	(48,607)	(2,076)	(1,071)	(1,309)	(b)	33	(b)	(53,030)
General and administrative expense	(167,626)	(28,311)	(20,211)	—		—		(216,148)
Depreciation, depletion and amortization	(412,506)	(22,332)	(68,302)	544	(c)	11,352	(c)	(491,244)
Gain (loss) on natural gas and oil properties and equipment	73,368	7,152	118	—		—		80,638
Total operating expense	$(1,294,125)	$(123,187)	$(171,243)	$(765)		$11,385		$(1,577,935)
Income (loss) from operations	$535,017	$31,403	$108,235	$(765)		$11,385		$685,275
Other income (expense)
Interest expense	(209,967)	(14,833)	(6,515)	(4,238)	(d)	(30,932)	(d)	(266,485)
Loss on debt extinguishment	(26,971)	—	—	—		—		(26,971)
Other income (expense)	3,270	417	1,073	—
Income (loss) before taxation	$301,349	$16,987	$102,793	$(5,003)		$(19,547)		$396,579
Income tax benefit (expense)	40,550	59	(21,488)	1,201	(e)	4,691	(e)	25,013
Net income (loss)	$341,899	$17,046	$81,305	$(3,802)		$(14,856)		$421,592
Other comprehensive income (loss)	352	—	—	—		—		352
Total comprehensive income (loss)	$342,251	$17,046	$81,305	$(3,802)		$(14,856)		$421,944
Net income (loss) attributable to:
DEC	$341,115	$17,046	$81,305	$(3,802)		$(14,856)		$420,808
Non-controlling interest	784	—	—	—		—		784
Net income (loss)	$341,899	$17,046	$81,305	$(3,802)		$(14,856)		$421,592

Earnings (loss) per share attributable to DEC
Basic	$4.67	$—	$—	$—		$—		$4.30	(f)
Diluted	$4.58	$—	$—	$—		$—		$4.23	(f)
Weighted average shares outstanding
Basic	72,969,687	—	—	21,194,213	(f)	3,718,209	(f)	97,882,109	(f)
Diluted	74,478,592	—	—	21,194,213	(f)	3,718,209	(f)	99,391,014	(f)
See accompanying notes to unaudited pro forma condensed combined financial information.

Exhibit 99.1
Notes to Unaudited Pro Forma Condensed Combined Financial Information
Note 1 - BASIS OF PRO FORMA PRESENTATION
The accompanying unaudited pro forma condensed combined financial information was prepared based on:
•the historical consolidated financial statements of the Company for the year ended December 31, 2025,
•the historical Canvas consolidated financial statements for the nine months ended September 30, 2025, and the historical financial activity of Canvas from October 1, 2025 through November 24, 2025, the closing date of the Canvas Transaction, and
•the historical financial activity of Maverick from January 1, 2025 through March 14, 2025, the closing date of the Maverick Transaction.
The unaudited pro forma condensed combined statement of comprehensive income (loss) for the year ended December 31, 2025 was prepared assuming the Canvas and Maverick transactions occurred on January 1, 2025. The Canvas Transaction closed on November 24, 2025. The Maverick Transaction closed on March 14, 2025. Therefore, the Canvas and Maverick transactions are already included in the Company's consolidated balance sheet as of December 31, 2025.
The unaudited pro forma condensed combined financial information reflects pro forma adjustments that are described in the accompanying notes and are based on currently available information and certain assumptions that the Company believes are reasonable, however, actual results may differ materially. In the Company’s opinion, all adjustments that are necessary to present fairly the pro forma information have been made. The unaudited pro forma condensed combined financial information does not purport to represent what the Company’s results of operations would have been if the Canvas and Maverick transactions had actually occurred on the date indicated above, nor is it indicative of the Company’s future results of operations. The unaudited pro forma condensed combined financial information should be read in conjunction with the historical consolidated financial statements and related notes of the Company, as applicable, for the periods presented.
Note 2 - RECLASSIFICATION ADJUSTMENTS
Certain reclassifications have been made in the historical presentation of the Canvas and Maverick financial statements to conform to the Company’s historical presentation.
Canvas Transaction
Statement of Comprehensive Income (Loss) for the Period of October 1, 2025 to November 24, 2025
(In thousands)

Canvas Caption	Diversified Caption	Canvas Historical	Reclassification Adjustments		Canvas As Adjusted
	Revenue
	Natural gas	—	9,491	(1)	9,491
	NGLs	—	7,743	(1)	7,743
	Oil	—	19,110	(1)	19,110
Commodity sales	Total commodity revenue	32,506	3,838	(1)	36,344
Derivatives gains (losses), net	Gain (loss) on derivatives	—	2,066	(2)	2,066
	Midstream	—	—		—
	Other	—	—		—
	Total revenue	32,506	5,904	(1)(2)	38,410
	Operating expense
Lease operating	Lease operating expense	6,814	—	(4)	(6,814)
Production taxes	Production taxes	1,861	—	(4)	(1,861)
	Midstream operating expense	—	—		—
Transportation and processing	Transportation expense	613	(3,838)	(1)(4)	(4,451)
	Accretion of asset retirement obligation	—	276	(3)(4)	(276)
General and administrative	General and administrative expense	4,392	—	(4)	(4,392)
Depreciation, depletion and amortization	Depreciation, depletion and amortization	11,795	(276)	(3)(4)	(11,519)
Gain (loss) on sale of assets	Gain (loss) on natural gas and oil properties and equipment	—	—		—
	Total operating expense	25,475	(3,838)	(1)	(29,313)

Exhibit 99.1

Canvas Caption	Diversified Caption	Canvas Historical	Reclassification Adjustments		Canvas As Adjusted
	Income (loss) from operations	7,031	2,066	(2)	9,097
Other income (expense)
Interest expense	Interest expense	(675)	—		(675)
Derivatives gains (losses), net		2,066	(2,066)	(2)	—
Gain (loss) on sale of assets		—	—		—
	Loss on debt extinguishment	—	—		—
Other income (expense)	Other income (expense)	(152)	—		(152)
	Income (loss) before taxation	8,270	—		8,270
Income tax expense (benefit) - current	Income tax benefit (expense)	—	—
Income tax expense (benefit) - deferred		—	—		—
	Net income (loss)	8,270	—		8,270
(1)Represents the breakout of “Commodity sales” on Canvas’ historical income statement to “Natural gas”, “NGLs”, and “Oil” revenues to conform to the Company’s income statement presentation, as well as the reclassification of “Transportation and processing” on Canvas’ historical income statement as a revenue deduction to “Transportation expense” to conform to the Company’s income statement presentation.
(2)Represents the reclassification of “Derivatives gains (losses), net” to “Gain (loss) on derivatives” within “Total revenue” to conform to the Company’s income statement presentation.
(3)Represents the reclassification of accretion amounts contained in “Depreciation, depletion and amortization” to “Accretion of asset retirement obligation” to conform to the Company’s income statement presentation.
(4)Represents the presentation on Canvas' historical income statement as a negative value to conform to the Company’s income statement presentation.

Exhibit 99.1
Statement of Comprehensive Income (Loss) for the Nine Months Ended September 30, 2025
(In thousands)

Canvas Caption	Diversified Caption	Canvas Historical	Reclassification Adjustments		Canvas As Adjusted
	Revenue		—		—
	Natural gas	—	53,231	(1)	53,231
	NGLs	—	46,885	(1)	46,885
	Oil	—	136,203	(1)	136,203
Commodity sales	Total commodity revenue	221,110	15,209	(1)	236,319
Derivatives gains (losses), net	Gain (loss) on derivatives	—	4,749	(2)	4,749
	Midstream	—	—		—
	Other	—	—		—
	Total revenue	221,110	19,958	(1)(2)	241,068
	Operating expense
Lease operating	Lease operating expense	34,812	—	(6)	(34,812)
Production taxes	Production taxes	12,364	—	(6)	(12,364)
	Midstream operating expense	—	—		—
Transportation and processing	Transportation expense	6,266	(15,209)	(1)(6)	(21,475)
	Accretion of asset retirement obligation	—	795	(3)	(795)
General and administrative	General and administrative expense	15,819	—	(6)	(15,819)
Depreciation, depletion and amortization	Depreciation, depletion and amortization	57,578	(795)	(3)(6)	(56,783)
Gain (loss) on sale of assets	Gain (loss) on natural gas and oil properties and equipment	—	118	(4)	118
	Total operating expense	126,839	(15,091)	(1)(4)	(141,930)
	Income (loss) from operations	94,271	4,867	(2)(4)	99,138
	Other income (expense)
Interest expense	Interest expense	(5,840)	—		(5,840)
Derivatives gains (losses), net		4,749	(4,749)	(6)	—
Gain (loss) on sale of assets		118	(118)	(4)	—
	Loss on debt extinguishment	—	—		—
Other income (expense)	Other income (expense)	1,225	—		1,225
	Income (loss) before taxation	94,523	—		94,523
Income tax expense (benefit) - current	Income tax benefit (expense)	545	20,943	(5)(6)	(21,488)
Income tax expense (benefit) - deferred		20,943	(20,943)	(5)	—
	Net income (loss)	73,035	—		73,035
(1)Represents the breakout of “Commodity sales” on Canvas’ historical income statement to “Natural gas”, “NGLs”, and “Oil” revenues to conform to the Company’s income statement presentation, as well as the reclassification of “Transportation and processing” on Canvas’ historical income statement as a revenue deduction to “Transportation expense” to conform to the Company’s income statement presentation.
(2)Represents the reclassification of “Derivatives gains (losses), net” to “Gain (loss) on derivatives” within “Total revenue” to conform to the Company’s income statement presentation.
(3)Represents the reclassification of accretion amounts contained in “Depreciation, depletion, accretion, and amortization” to “Accretion of asset retirement obligation” to conform to the Company’s income statement presentation.
(4)Represents the reclassification of amounts contained in “Gain (loss) on sale of assets” on Canvas' historical income statement to “Gain (loss) on natural gas and oil properties and equipment” within “Total operating expense” to conform to the Company’s income statement presentation
(5)Represents the reclassification of amounts contained in “Income tax expense (benefit) - current” and “Income tax expense (benefit) - deferred” to “Income tax benefit (expense)” to conform to the Company’s income statement presentation.
(6)Represents the presentation on Canvas' historical income statement as a negative value to conform to the Company’s income statement presentation.

Exhibit 99.1
Maverick Transaction
Statement of Comprehensive Income (Loss) for the Period of January 1, 2025 to March 14, 2025
(In thousands)

Maverick Caption	Diversified Caption	Maverick Historical	Reclassification Adjustments		Maverick As Adjusted
Revenue
Natural gas revenues	Natural gas	$41,668	—		$41,668
NGL revenues	NGLs	18,724	—		18,724
Oil revenues	Oil	93,665	—		93,665
	Total commodity revenue	154,057	—		154,057
Realized gain (loss) on commodity derivative instruments	Gain(loss) on derivatives	(5,376)	(6,168)	(1)	(11,544)
Unrealized gain (loss) on commodity derivative instruments		(6,168)	6,168	(1)	—
	Midstream	—	—		—
Other revenues, net	Other	12,077	—		12,077
	Total revenue	154,590	—		154,590
Operating expense
Operating costs	Lease operating expense	77,620	—	(4)	(77,620)
	Production taxes	—	—		—
	Midstream operating expense	—	—		—
	Transportation expense	—	—		—
	Accretion of asset retirement obligation	—	2,076	(4)	(2,076)
General and administrative expenses	General and administrative expense	23,113	5,198	(2)	(28,311)
Restructuring costs		5,198	(5,198)	(2)	—
Depletion, depreciation and amortization	Depreciation, depletion and amortization	24,408	(2,076)	(3)(4)	(22,332)
(Gain) loss on sale of assets	Gain (loss) on natural gas and oil properties and equipment	(7,152)	—	(5)	7,152
	Total operating expense	123,187	—		(123,187)
	Income (loss) from operations	31,403	—		277,777
Other income (expense)
Interest expense	Interest expense	14,833	—	(4)	(14,833)
	Loss on debt extinguishment	—	—		—
Other income, net	Other income (expense)	(417)	—	(5)	417
	Income (loss) before taxation	16,987	—		16,987
Income tax expense (benefit)	Income tax benefit (expense)	(59)	—	(5)	59
	Net income (loss)	17,046	—		17,046
	Other comprehensive income (loss)	—	—		—
	Total comprehensive income (loss)	17,046	—		17,046
(1)Represents the reclassification of amounts contained in “Realized gain (loss) on commodity derivative instruments” and “Unrealized gain (loss) on commodity derivative instruments” on Maverick’s historical income statement to “Gain (loss) on derivatives” to conform to the Company’s income statement presentation.
(2)Represents the reclassification of amounts contained in “General and administrative expenses” and “Restructuring costs” on Maverick’s historical income statement to “General and administrative expense” to conform to the Company’s income statement presentation.
(3)Represents the reclassification of amounts contained in “Depletion, depreciation and amortization” on Maverick’s historical income statement to “Accretion of asset retirement obligation” to conform to the Company’s income statement presentation.
(4)Represents the presentation on Maverick’s historical income statement as a negative value to conform to the Company’s income statement presentation.
(5)Represents the presentation on Maverick’s historical income statement as a positive value to conform to the Company’s income statement presentation.

Exhibit 99.1
Note 3 - PRO FORMA ADJUSTMENTS - MAVERICK
Maverick Transaction
Statement of Operations
The unaudited pro forma combined statement of comprehensive income (loss) for the year ended December 31, 2025 reflects the adjustments listed below for the Maverick Transaction. These adjustments are expected to have a continuing impact on the combined Company, unless stated otherwise.
(a)Adjustments are for the period January 1, 2025 through March 14, 2025, the date the Maverick Transaction closed.
(b)Represents the incremental accretion expense attributable to asset retirement obligations for the year ended December 31, 2025.
(c)Represents the incremental depreciation, depletion and amortization expense related to the assets acquired in the Maverick Transaction, which is based on the purchase price allocation. Depletion was calculated using the unit-of-production method under the successful efforts method of accounting. The depletion expense was adjusted for the revision to the depletion rate reflecting the acquisition costs and the reserves volumes attributable to the acquired oil and gas properties. The pro forma depletion rate attributable to the Maverick Transaction was $5.00 per barrel of oil equivalent.
(d)Represents the increase to interest expense resulting from the (i) incremental interest expense for borrowings on Diversified’s expanded credit facility to finance the closing of the Maverick Transaction and (ii) incremental interest expense for the amortization of estimated financing costs related to the amendment entered into by Diversified on the closing date of the Maverick Transaction to increase the borrowing base capacity and commitment amounts on Diversified’s revolving credit facility as follows:

Period
(In thousands)	January 1, 2025 - March 14, 2025
Incremental interest expense for borrowings on Diversified's expanded revolving credit facility	(3,590)
Incremental interest expense for amortization of expected financing costs	(648)
Total transaction accounting adjustments to interest expense	$(4,238)
(e)Represents the estimated income tax impact of the pro forma adjustments from the Maverick Transaction at the estimated blended federal and state statutory rate of approximately 24% for the year ended December 31, 2025. Because the tax rates used for these unaudited pro forma condensed combined financial statements are an estimate, the blended rate will likely vary from the actual effective rate in periods subsequent to the completion of the Maverick Transaction.
(f)The table below represents the calculation of the weighted average shares outstanding and earnings per share included in the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2025. As the Maverick Transaction is being reflected in the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2025 as if it had occurred on January 1, 2025, the calculation of weighted average shares outstanding for basic and diluted earnings per share assumes that the shares issuable related to the Maverick Transaction have been outstanding for the entire period.

Exhibit 99.1

Year Ended
(In thousands, except share and per unit data)	December 31, 2025
Net income (loss), pro forma combined	$420,808
Diversified weighted average shares outstanding - basic	72,969,687
Diversified shares issued in exchange for legacy Maverick shares as part of consideration transferred	21,194,213
Pro forma weighted average shares outstanding - basic	94,163,900
Dilutive impact of potential shares	1,508,905
Pro forma weighted average shares outstanding - diluted	95,672,805

Earnings attributable to Diversified per share, basic	$4.47
Earnings attributable to Diversified per share, diluted	$4.40

Potentially dilutive shares(1)	85,106
(1)Outstanding share-based payment awards excluded from the diluted EPS calculation because their effect would have been anti-dilutive.
Note 4 - PRO FORMA ADJUSTMENTS - CANVAS
Canvas Transaction
Statement of Comprehensive Income (Loss)
The unaudited pro forma condensed combined statement of comprehensive income (loss) for the year ended December 31, 2025 reflects the adjustments listed below. These adjustments are expected to have a continuing impact on the combined Company, unless stated otherwise.
(a)Adjustments are for the period January 1, 2025 through November 24, 2025, the date the Canvas Transaction closed.
(b)Represents a decrease in accretion expense attributable to asset retirement obligations for the year ended December 31, 2025.
(c)Represents the adjustment for depreciation, depletion and amortization expense related to the assets acquired in the Canvas Transaction, which is based on the purchase price allocation. Depletion was calculated using the unit-of-production method under the successful efforts method of accounting. The depletion expense was adjusted for the revision to the depletion rate reflecting the acquisition costs and the reserves volumes attributable to the acquired oil and gas properties. The pro forma depletion rate attributable to the Canvas Transaction was $6.29 per barrel of oil equivalent.
(d)Represents the increase to interest expense resulting from the (i) interest expense for borrowings on the newly formed ABS note to fund the Canvas Transaction and (ii) incremental interest expense for borrowings on Diversified’s credit facility to finance the closing of the Canvas Transaction as follows:

Year Ended
(In thousands)	December 31, 2025
Interest expense for borrowings on newly formed ABS Note	(26,858)
Incremental interest expense for borrowings on Diversified credit facility	(4,074)
Total transaction accounting adjustments to interest expense	$(30,932)
(e)Represents the estimated income tax impact of the pro forma adjustments from the Canvas Transaction at the estimated blended federal and state statutory rate of approximately 24% for the year ended December 31, 2025. Because the tax rates used for these unaudited pro forma condensed combined financial statements are an estimate, the blended rate will likely vary from the actual effective rate in periods subsequent to the completion of the Canvas Transaction.
(f)The table below represents the calculation of the weighted average shares outstanding and earnings per share included in the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2025. As the Canvas Transaction is being reflected in the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2025 as if it had occurred on January 1, 2025, the calculation of weighted average shares outstanding for basic and diluted earnings per share assumes that the shares issuable related to the Canvas Transaction have been outstanding for the entire year.

Exhibit 99.1

Year Ended
(In thousands, except share and per unit data)	December 31, 2025
Net income (loss), pro forma combined	$420,808
Diversified weighted average shares outstanding - basic	72,969,687
Diversified shares issued in exchange for legacy Canvas shares as part of consideration transferred	3,718,209
Pro forma weighted average shares outstanding - basic	76,687,896
Dilutive impact of potential shares	1,508,905
Pro forma weighted average shares outstanding - diluted	78,196,801

Earnings attributable to Diversified per share, basic	$5.49
Earnings attributable to Diversified per share, diluted	$5.38

Potentially dilutive shares(1)	85,106
(1)Outstanding share-based payment awards excluded from the diluted EPS calculation because their effect would have been anti-dilutive.